UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 28, 2005

IKON Office Solutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-5964	23-0334400
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

70 Valley Stream Parkway, Malvern, Pennsylvania		19355
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-408-7427

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 28, 2005, Matthew J. Espe entered into an employment agreement (the "Agreement") with IKON Office Solutions, Inc. (the "Company") for the position of President and Chief Executive Officer and Chairman of the Board of Directors of the Company, effective as of October 1, 2005 (the "Effective Date"). The Agreement is filed as Exhibit 10.1 to this report.

Pursuant to the Agreement, Mr. Espe shall receive an annualized base salary of $825,000, consistent with the regular payroll practices of the Company, and be eligible to earn an annual incentive bonus award opportunity with a target equal to 75% of his base salary and a potential additional overachievement bonus award equal to 150% of his base salary, the achievement of which will be based on the Company’s performance as well as his own performance. In connection with the signing of the Agreement, Mr. Espe shall be entitled to (i) receive reimbursement of up to $10,000, plus gross up, for expenses incurred in connection with the negotiation of the Agreement; and (ii) participate in applicable long term incentive plans currently made available by the Company to senior executives for performance periods following the Effective Date. The Agreement is subject to annual renewal provisions after the expiration of the four-year initial term unless either Mr. Espe or the Company provides notice of an intention not to renew. Finally, the Agreement contains certain provisions regarding payment of benefits upon employment termination, including termination following a change-in-control (or, in certain circumstances, a potential change-in-control).

The Agreement supersedes the previous employment agreement by and between the Company and Mr. Espe dated August 28, 2002.

The foregoing description of the Agreement is qualified in its entirety by reference to the actual Agreement.

Item 8.01 Other Events.

On September 28, 2005, the Company’s Board of Directors approved the Company’s implementation of the new accounting standard on stock-based compensation (Statement of Financial Accounting Standard No. 123R, Share-Based Payment) effective as of its fourth quarter of fiscal 2005, using the modified retrospective application method, retroactively applying the provisions of SFAS 123R to the interim periods during its fiscal 2005. SFAS 123R, which modifies SFAS 123, "Accounting for Stock-Based Compensation," requires that all stock-based compensation, including grants of employee stock options, be accounted for using a fair-value based method. SFAS 123R replaces the Company’s current method of accounting for equity compensation under APB 25, "Accounting for Stock Issued to Employees".

Item 9.01 Financial Statements and Exhibits.

The following exhibit shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K:

10.1 Employment Agreement by and between IKON Office Solutions, Inc. and Matthew J. Espe dated September 28, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKON Office Solutions, Inc.

September 30, 2005	By:	KATHLEEN M. BURNS

Name: KATHLEEN M. BURNS
Title: Vice President and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement by and between IKON Office Solutions, Inc. and Matthew J. Espe dated September 28, 2005.